Dreyfus
New York Tax Exempt
Money Market Fund


SEMIANNUAL REPORT November 30, 1999



(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund
                                                               Dreyfus New York
                                                   Tax Exempt Money Market Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus New York Tax Exempt Money Market Fund, covering the six-month period from June 1, 1999 through November 30, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Irace.

When the reporting period began, investors were concerned that strong economic growth in the United States might rekindle dormant inflationary pressures. In response, the Federal Reserve Board raised short-term interest rates three times during the summer and fall of 1999 in an attempt to forestall a potential resurgence of inflation. These increases effectively reversed all of last fall's interest-rate cuts, and led to higher yields on most money market securities, including tax-exempt instruments.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus New York Tax Exempt Money Market Fund

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
December 15, 1999




DISCUSSION OF FUND PERFORMANCE

Joseph Irace, Portfolio Manager

How did Dreyfus New York Tax Exempt Money Market Fund perform during the period

For the six-month period ended November 30, 1999, the fund produced an annualized tax-exempt yield of 2.52% . Taking into account the effects of compounding, the fund's annualized effective yield was 2.55%.(1)

What is the fund's investment approach?

The fund' s objective is to seek a high level of federal, New York state and city tax-exempt income while maintaining a stable $1.00 share price. We are especially vigilant in our efforts to preserve capital.

In pursuing this objective, we employ two primary strategies. First, we attempt to add value by constructing a diverse portfolio of high quality tax-exempt money market instruments from New York issuers. Second, we actively manage the fund' s average maturity in anticipation of interest-rate trends and supply-and-demand changes in the short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average maturity of the fund, which would enable us to purchase new securities with higher yields. Yields tend to rise when there is an increase of new issue supply competing for investor interest. New securities are generally issued with maturities in the one-year range, which tend to lengthen the fund's weighted average maturity. If we anticipate limited new issue supply, we may extend the portfolio' s average maturity to maintain current yields for as long as practical. At other times we try to maintain an average maturity that reflects our view of short-term interest-rate trends and future supply-and- demand considerations.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The fund was positively affected by rising interest rates over the past six months. When the reporting period began, it had already become apparent that the U.S. economy was growing more strongly than most analysts expected, raising concerns that inflationary pressures might re-emerge. In an attempt to forestall a reacceleration of inflation, the Federal Reserve Board increased short-term interest rates three times during the summer and fall of 1999. Because the market anticipated these rate hikes before they were announced, much of the rise of tax-exempt money market yields had already taken place by the time the last
monetary    policy    change    was    actually   implemented   in   November.

However, tax-exempt money market yields did not rise as much as comparable taxable yields, primarily because of a relative lack of supply amid steady investor demand. New York State and its municipalities have enjoyed higher tax revenues during this period of economic prosperity, which have enabled them to decrease their annual debt borrowings.

What is the fund's current strategy?

We have continued to focus on very high quality, liquid money market instruments from a wide array of issuers. Some of the most frequently used instruments include Variable Rate Demand Notes (VRDNs), which are issued by investment banks through the securitization of longer term municipal bonds. VRDNs can be redeemed at the buyer's option after either one day or seven days, which affords the fund a high degree of liquidity as well as high credit quality. Accordingly, as of November 30, much of the portfolio was composed of VRDNs. The remainder of the portfolio was comprised primarily of tax-exempt commercial paper and notes. Of course, the portfolio's composition will change over time.

Although we took advantage of new issuance of tax-exempt notes in June and July, which effectively enabled us to lock in prevailing yields, we have generally
maintained    a    relatively    short    average    maturity

throughout the reporting period in anticipation of higher interest rates. Recently, however, we have begun to extend the fund's average maturity in order to help protect the fund from any market disruptions that Y2K-related or year-end factors may present.

December 15, 1999

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS.

                                                             The Fund

STATEMENT OF INVESTMENTS

November 30, 1999 (Unaudited)


                                                                                              Principal
TAX EXEMPT INVESTMENTS--98.7%                                                                Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Buffalo, RAN 4.65%, Series A, 7/25/2000

   (LOC;    Landesbank Hessen)                                                                4,000,000                4,021,553

Connetquot Central School District, TAN

   3.75%, 6/29/2000                                                                           8,000,000                8,017,400

Erie County Industrial Development Agency, IDR, VRDN

  (Luminescent System Inc., Project)

   3.75% (LOC; HSBC Bank)                                                                     3,500,000  (a)           3,500,000

Lakeland Central School Distict, BAN (Shrub Oak)

   4.375%, 11/22/2000                                                                         5,000,000                5,019,910

Long Island Power Authority, Electric Systems Revenue, CP:

  3.70%, Sub-Series 4, 2/10/2000

    (LOC: Bayerische Landesbank and Westdeutsche

      Landesbank)                                                                             6,000,000                6,000,000

   3.75%, Sub-Series 4, 2/10/2000

      (LOC: Bayerische Landesbank and Westdeutsche

      Landesbank)                                                                             2,400,000                2,400,000

   3.85%, Sub-Series 3, 2/18/2000

      (LOC: Bayerische Landesbank and Westdeutsche

      Landesbank)                                                                             1,000,000                1,000,000

   3.70%, Sub-Series 3, 2/29/2000

      (LOC: Bayerische Landesbank and Westdeutsche

      Landesbank)                                                                             8,000,000                8,000,000

McGraw Central School District 4.875%, 6/15/2000

   (Insured; AMBAC)                                                                             700,000                  702,947

Metropolitan Transportation Authority, Transportation

  Facility Revenue, CP:

      3.50%, Series 1, 2/8/2000 (LOC; ABN-Amro Bank)                                          5,000,000                5,000,000

      3.70%, Series 1, 2/18/2000 (LOC; ABN-Amro Bank)                                         1,000,000                1,000,000

Monroe County Industrial Development Agency, Revenue,

  VRDN (Enbi Corp.)

   4.15% (LOC; Rabobank Nederland)                                                            4,700,000  (a)           4,700,000

Monroe County Industrial Development Agency, IDR,

   VRDN (Illbruck Office) 3.85% (LOC; Key Bank)                                               4,270,000  (a)           4,270,000

New York City, VRDN:

  3.70%, Sub-Series E-4

      (LOC; State Street Bank and Trust Co.)                                                  9,800,000  (a)           9,800,000

   3.80%, Series B (Insured; MBIA and LOC; Bank of Austria)                                   2,100,000  (a)           2,100,000

   3.80%, Series B (Insured; MBIA and

      Liquidity Facility; Credit Agricole de Indosuez)                                       11,900,000  (a)          11,900,000

New York City Health and Hospital Corporation,

  Health Systems Revenue, VRDN:

      3.70%, Series E (LOC; The Bank of New York)                                             6,000,000  (a)           6,000,000

      3.80%, Series B (LOC; Canadian Imperial Bank of

         Commerce)                                                                            7,800,000  (a)           7,800,000


                                                                                              Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

New York City Industrial Development Agency, VRDN:

  Civil Facility Revenue (Mercy College Project)

      3.80% (LOC; The Bank of New York)                                                       1,500,000  (a)           1,500,000

   IDR (Stroheim & Roman Inc. Project)

      3.80% (LOC; Westdeutsche Landesbank)                                                    5,700,000  (a)           5,700,000

New York City Municipal Water Finance Authority:

  CP:

    3.60%, Series 1, 12/23/1999

         (LOC: Bank of Nova Scotia, Commerzbank and

         and Toronto-Dominion Bank)                                                           5,000,000                5,000,000

      3.70%, Series 1, 12/23/1999

         (LOC: Bank of Nova Scotia, Commerzbank and

         and Toronto-Dominion Bank)                                                           5,000,000                5,000,000

      3.80%, Series 1, 3/10/2000

         (LOC: Bank of Nova Scotia, Commerzbank and

         and Toronto-Dominion Bank)                                                           3,400,000                3,400,000

   Water and Sewer System Revenue, VRDN

      3.80%, Series C (Insured; FGIC and

      Liquidity Facility; FGIC)                                                               6,300,000  (a)           6,300,000

New York City Transitional Finance Authority, Revenue,

   VRDN 3.85%, Series A-2 (LOC; Bank of Nova Scotia)                                         10,000,000  (a)          10,000,000

New York City Trust, Cultural Resource Revenue, Refunding,

  VRDN (American Museum of Natural History)

   3.65%, Series A (BPA; Credit Suisse and Insured; MBIA)                                     5,765,000  (a)           5,765,000

State of New York, CP 3.80%, 2/9/2000

   (LOC; Westdeutsche Landesbank)                                                            13,000,000               13,000,000

New York State Dormitory Authority, Revenues, VRDN:

  (Memorial Sloan Kettering)

      3.70%, Series A (LOC; Chase Manhattan Bank)                                             3,900,000  (a)           3,900,000

   (Saint Francis at the Knolls)

      3.80% (LOC; Banque Paribas)                                                             7,600,000  (a)           7,600,000

New York State Energy Research and Development Authority,

  PCR, VRDN:

    (Niagara Mohawk Power Corp.):

         3.70%, Series B (LOC; Toronto-Dominion Bank)                                         5,400,000  (a)           5,400,000

         4%, Series A (LOC; Toronto-Dominion Bank)                                            5,150,000  (a)           5,150,000

         4.10%, Series B (LOC; Morgan Guaranty Trust Co.)                                     9,000,000  (a)           9,000,000

      Refunding (New York State Electric and Gas)

         3.70%, Series D (LOC; Bank One Corp.)                                                2,500,000  (a)           2,500,000

New York State Environmental Facilities Corporation, RRR,

  VRDN (Equity Huntington Project)

   3.85% (LOC; Union Bank of Switzerland)                                                     2,300,000  (a)           2,300,000

New York State Environmental Quality

   3%, Series G, 12/8/1999 (LOC; Westdeutsche Landesbank)                                     7,000,000                7,000,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

New York State Housing Finance Agency,

  Service Contract Obligation, VRDN

   3.75%, Series A (LOC; Commerzbank)                                                        11,000,000  (a)          11,000,000

New York State Local Government Assistance Corporation,

  VRDN:

    3.75%, Series A (LOC: Bayerische Landesbank and

         Westdeutsche Landesbank)                                                            15,000,000  (a)          15,000,000

      3.80%, Series F (LOC; Toronto-Dominion Bank)                                            9,800,000  (a)           9,800,000

New York State Medical Care Facilities Finance Agency,

  Revenue, VRDN (Pooled Equipment Loan Program)

   3.55%, Series 1 (LOC; Chase Manhattan Bank)                                                2,200,000  (a)           2,200,000

Port Authority of New York and New Jersey,

  Special Obligation Revenue, VRDN

  (Versatile Structure Obligation):

      3.45%, Series 6 (LOC; Bank of Nova Scotia)                                                300,000  (a)             300,000

      3.65%, Series 3 (LOC; Bank of Nova Scotia)                                              2,000,000  (a)           2,000,000

      3.85%, Series 6 (LOC; Bank of Nova Scotia)                                             12,900,000  (a)          12,900,000

Rockland County, G.O. Notes

   5.125%, 10/15/2000 (Insured; FGIC)                                                         1,052,000                1,063,367

Sachem Central School District, TAN (Holbrook)

   4%, 6/29/2000                                                                              8,000,000                8,024,543

Schenectady County Industrual Development Agency, IDR,

  VRDN (Super Steel Inc., Project)

   3.85%, Series A (LOC; Key Bank)                                                            1,800,000  (a)           1,800,000

Smithtown Central School District, TAN 3.75%, 6/26/2000                                       5,000,000                5,011,260

Westchester County, TAN 2.83%, Series 1, 12/30/1999                                          12,000,000               12,000,090

Westhampton Beach Union Free School District, TAN

   4.25%, 6/30/2000                                                                           2,950,000                2,954,998
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $273,801,068)                                                             98.7%              273,801,068

CASH AND RECEIVABLES (NET)                                                                         1.3%                3,498,496

NET ASSETS                                                                                       100.0%              277,299,564


Summary of Abbreviations

AMBAC               American Municipal Bond                             MBIA                 Municipal Bond
                        Assurance Corporation                                                    Investors Assurance
BAN                 Bond Anticipation Notes                                                      Insurance Corporation
BPA                 Bond Purchase Agreement                             PCR                  Pollution Control Revenue
CP                  Commercial Paper                                    RAN                  Revenue Anticipation Notes
FGIC                Federal Guaranty Insurance Company                  RRR                  Resources Recovery Revenue
GO                  General Obligation                                  TAN                  Tax Anticipation Notes
IDR                 Industrial Development Revenue                      VRDN                 Variable Rate Demand Notes
LOC                 Letter of Credit

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 85.5
AAA/AAA(b)                       Aaa/Aa, A1(b)                   AAA/A(b)                                          4.0
Not Rated(c)                     Not Rated(c)                    Not Rated(c)                                     10.5
                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  NOTES WHICH ARE NOT F, MIG OR SP RATED ARE  REPRESENTED  BY BOND RATINGS OF
     THE ISSUERS.

(C)  SECURITIES WHICH,  WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

November 30, 1999 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           273,801,068   273,801,068

Cash                                                                  2,774,416

Interest receivable                                                   1,573,993

Prepaid expenses                                                         11,654

                                                                    278,161,131
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           129,724

Payable for investment securities purchased                             705,032

Accrued expenses                                                         26,811

                                                                        861,567
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      277,299,564
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     277,363,467

Accumulated net realized gain (loss) on investments                    (63,903)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      277,299,564
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 277,363,467

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended November 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      4,584,393

EXPENSES:

Management fee--Note 2(a)                                              719,823

Shareholder servicing costs--Note 2(b)                                 160,120

Professional fees                                                       24,005

Custodian fees                                                          17,237

Prospectus and shareholders' reports                                    12,469

Trustees' fees and expenses--Note 2(c)                                   9,445

Registration fees                                                        5,886

Miscellaneous                                                            4,363

TOTAL EXPENSES                                                         953,348

INVESTMENT INCOME--NET, REPRESENTING NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                          3,631,045

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        November 30, 1999           Year Ended
                                              (Unaudited)         May 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,631,045            7,398,312

Net realized gain (loss) from investments             --               (1,432)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    3,631,045            7,396,880
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (3,631,045)          (7,398,312)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 PER SHARE):

Net proceeds from shares sold                 143,690,258          388,327,235

Dividends reinvested                            3,462,574            6,959,328

Cost of shares redeemed                     (165,643,373)         (380,768,904)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS          (18,490,541)           14,517,659

TOTAL INCREASE (DECREASE) IN NET ASSETS      (18,490,541)           14,516,227
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of period                           295,790,105          281,273,878

END OF PERIOD                                 277,299,564          295,790,105

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much our investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                         November 30, 1999                                   Year Ended May 31,
                                                                 -------------------------------------------------------------------
                                                (Unaudited)      1999           1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                1.00       1.00           1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                 .013       .025           .029          .028           .030          .027

Distributions:

Dividends from
   investment income--net                             (.013)     (.025)         (.029)        (.028)         (.030)        (.027)

Net asset value, end of period                        1.00       1.00           1.00          1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      2.53(a)    2.54           2.97          2.83           3.05          2.76
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .66(a)     .65            .67           .68            .64           .68

Ratio of net investment income
   to average net assets                              2.51(a)    2.50           2.93          2.79           3.00          2.71
------------------------------------------------------------------------------------------------------------------------------------

Net Assets,
   end of period ($ x 1,000)                        277,300   295,790        281,274       291,529        298,768        317,840

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus New York Tax Exempt Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal, New York State and New York City income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $10,734 during the period ended November 30

1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $47,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 1999. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, $2,000 of the carryover expires in fiscal 2002, $27,000 expires in fiscal 2003, $7,000 expires in fiscal 2004, $3,000 expires in fiscal 2005, $4,000 expires in fiscal 2006 and $4,000 expires in fiscal 2007.

At November 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 2--Management Fee and Other Transactions

With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed 11_2% of the value of the fund's average net assets the fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended November 30, 1999, there was no expense reimbursement pursuant to the Agreement.

(B) Under the Shareholder Services Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 1999, the fund was charged $93,372 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 1999, the fund was charged $52,088 pursuant to the transfer agency agreement.

(C) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


                                                           For More Information

                        Dreyfus New York Tax Exempt
                        Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                  273SA9911